                                                                  EXHIBIT 10.71

                              Home Properties, L.P.
                          Amendment No. Sixty-Eight to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties,  L.P. (the "Partnership  Agreement") is hereby amended effective May
17, 2004 to  substitute  the  "Schedule A" attached  hereto for the "Schedule A"
currently attached to the Partnership Agreement.  "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties, Inc.
      as attorney-in-fact

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                              Home Properties, L.P.
                           Amendment No. Sixty-Nine to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties,  L.P. (the  "Partnership  Agreement")  is hereby  amended  effective
August 16, 2004 to substitute the "Schedule A" attached hereto for the "Schedule
A"  currently  attached to the  Partnership  Agreement.  "Schedule  A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties, Inc.
      as attorney-in-fact

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                              Home Properties, L.P.
                            Amendment No. Seventy to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties,  L.P. (the  "Partnership  Agreement")  is hereby  amended  effective
November  16,  2004 to  substitute  the  "Schedule  A"  attached  hereto for the
"Schedule A" currently  attached to the Partnership  Agreement.  "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties, Inc.
      as attorney-in-fact

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                              Home Properties, L.P.
                          Amendment No. Seventy-One to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties,  L.P. (the  "Partnership  Agreement")  is hereby  amended  effective
December  31,  2004 to  substitute  the  "Schedule  A"  attached  hereto for the
"Schedule A" currently  attached to the Partnership  Agreement.  "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties, Inc.
      as attorney-in-fact

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                              Home Properties, L.P.
                          Amendment No. Seventy-Two to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties,  L.P. (the  "Partnership  Agreement")  is hereby  amended  effective
February  17,  2005 to  substitute  the  "Schedule  A"  attached  hereto for the
"Schedule A" currently  attached to the Partnership  Agreement.  "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties, Inc.
      as attorney-in-fact

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                              Home Properties, L.P.
                         Amendment No. Seventy-Three to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties, L.P. (the "Partnership Agreement") is hereby amended effective March
1, 2005 to  substitute  the  "Schedule A" attached  hereto for the  "Schedule A"
currently attached to the Partnership Agreement.  "Schedule A" is hereby amended to reflect  various  changes,  including  the  issuance  of limited  partnership interests  to the  former  members of  Hackensack  Gardens  Apartments,  LLC and
Barrington Gardens L.L.C.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties, Inc.
      as attorney in fact

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                                                        March 1, 2005
                                                      SCHEDULE A

                                                 HOME PROPERTIES, L.P.
                                       PARTNERS, UNITS AND PERCENTAGE INTERESTS

                                                    GENERAL PARTNER

                                                                                              Number of      Percentage
Name and Identifying Number                 Business or Residence Address                    Units Held        Interest

Home Properties, Inc.                       850 Clinton Square                              499,590.239        1.00000%
                                            Rochester, New York 14604

                                                   LIMITED PARTNERS
                                                                                              Number of      Percentage
Name and Identifying Number                 Business or Residence Address                    Units Held        Interest

PREFERRED UNITS

SERIES D PARTNERSHIP PREFERRED UNITS
Home Properties Trust                       850 Clinton Square                                  250,000        0.50041%
                                            Rochester, New York 14604

SERIES F PARTNERSHIP PREFERRED UNITS
Home Properties Trust                       850 Clinton Square                                2,400,000        4.80394%
                                            Rochester, New York 14604
COMMON UNITS

Home Properties Trust                       850 Clinton Square                           30,916,190.660       61.88310%
                                            Rochester, New York 14604

Home Leasing Corporation                    850 Clinton Square                                  350,000        0.70057%
                                            Rochester, New York 14604

Leenhouts Ventures                          850 Clinton Square                                    8,010        0.01603%
                                            Rochester, New York 14604

Norman P. Leenhouts                         850 Clinton Square                                      467        0.00093%
                                            Rochester, New York 14604

Nelson B. Leenhouts                         850 Clinton Square                                      219        0.00044%
                                            Rochester, New York 14604

Arlene Z. Leenhouts                         850 Clinton Square                                   50,000        0.10008%
                                            Rochester, New York 14604

Nancy E. Leenhouts                          850 Clinton Square                                   50,000        0.10008%
                                            Rochester, New York 14604

Amy L. Tait                                 580 Allens Creek Road                                11,195        0.02241%
                                            Rochester, New York 146184

Amy L. Tait and                             580 Allens Creek Road                                 2,548        0.00510%
 Robert C. Tait                             Rochester, New York 146184

Ann M. McCormick                            850 Clinton Square                                      565        0.00113%
                                            Rochester, New York 14604

Ann M. McCormick and                        850 Clinton Square                                    1,737        0.00348%
 Patrick M. McCormick                       Rochester, New York 14604

David P. Gardner                            850 Clinton Square                                    3,506        0.00702%
                                            Rochester, New York 14604

William E. Beach                            850 Clinton Square                                    2,433        0.00487%
                                            Rochester, New York 14604

William E. Beach and                        850 Clinton Square                                    3,046        0.00610%
 Richelle A. Beach                          Rochester, New York 14604

Paul O'Leary                                850 Clinton Square                                    1,604        0.00321%
                                            Rochester, New York 14604

Susan O'Leary                               54 Misty Pine Road                                    1,603        0.00321%
                                            Fairport, New York 14450

Richard J. Struzzi                          850 Clinton Square                                    1,363        0.00273%
                                            Rochester, New York 14604

Catherine Sperrick                          1199 Canandaigua Road                                 1,000        0.00200%
                                            Palmyra, NY 14522

Robert C. Tait                              580 Allens Creek Road                                    70        0.00014%
                                            Rochester, New York 146184

Timothy A. Florczak                         850 Clinton Square                                      600        0.00120%
                                            Rochester, New York 14604

Laurie Leenhouts                            1850 Baird Road                                       6,033        0.01208%
                                            Penfield, NY 14526

--------------------------------------------

HARBORSIDE

J. Neil Boger                               27 Arlington Drive                                    1,225        0.00245%
                                            Pittsford, New York 14534

Joyce P. Caldarone                          162 Anchor Drive                                      1,225        0.00245%
                                            Vero Beach, Florida 32963

Peter L. Cappuccilli, Sr.                   605 Genesee Street                                    6,250        0.01251%
                                            Syracuse, New York 13204

Rocco M. Cappuccilli                        605 Genesee Street                                    6,250        0.01251%
                                            Syracuse, New York 13204

Linda Wells Davey                           17 Green Valley Road                                  1,225        0.00245%
                                            Pittsford, New York 14534

Richard J. Dorschel                         32 Whitestone Lane                                    1,225        0.00245%
                                            Rochester, New York 14618

Pamela B. Klainer                           295 San Gabriel Drive                                   612        0.00123%
Ex Estate Jeremy A. Klainer                 Rochester, New York 14610

J. Robert Maney                             212 High Stone Circle                                 2,450        0.00490%
                                            Pittsford, New York 14534

John A. McAlpin and Mary E. McAlpin         6270 Bopple Hill Road                                 1,225        0.00245%
Trustees or their successors in trust       Naples, New York 14512-9771
under the McAlpin Living Trust, dated
January 19, 1999 and any amendments thereto

George E. Mercier                           99 Ridgeland Road                                     1,225        0.00245%
                                            Rochester, New York 14623

Michelle Mercier                            99 Ridgeland Road                                     1,225        0.00245%
                                            Rochester, New York 14623

Jack E. Post                                11 Oakfield Way                                       1,225        0.00245%
                                            Pittsford, New York 14534

Marvin R. Steklof                           110 Allens Creek Road                                 1,225        0.00245%
                                            Rochester, New York 14618
                                            Attn: Lee Olson

William T. Uhlen, Jr.                       5556 Vardon Drive                                     2,450        0.00490%
                                            Canandaigua, NY 14424

--------------------------------------------

CONIFER

Lawrence R. Brattain                        31790 Lake Road                                         500        0.00100%
                                            Avon Lake, OH 44012

C. Terence Butwid                           183 East Main Street, 6th Floor                       3,146        0.00630%
                                            Rochester, New York 14604

C.O.F. Inc.                                 183 East Main Street, 6th Floor                     300,131        0.60075%
                                            Rochester, New York 14604

Kathleen M. Dunham                          113 Huckleberry Lane                                    200        0.00040%
                                            Syracuse, NY 13219-2113

John H. Fennessey                           204 Newfield Road                                    15,350        0.03073%
                                            DeWitt, NY 13214-1613

Timothy D. Fournier                         183 East Main Street, 6th Floor                       6,100        0.01221%
                                            Rochester, New York 14604

Barbara Lopa                                850 Clinton Square                                      100        0.00020%
                                            Rochester, New York 14604

Peter J. Obourn                             480 Bluhm Road                                       25,700        0.05144%
                                            Fairport, NY 14450

John Oster                                  509 Manitou Road                                      3,245        0.00650%
                                            Hilton, NY 14468-8988

Eric Stevens                                100 Fenton Road                                         100        0.00020%
                                            Rochester, New York 14624

Tamarack II Associates                      183 East Main Street, 6th Floor                       2,027        0.00406%
                                            Rochester, New York 14604

Burton S. August                            11 Woodbury Place                                     4,246        0.00850%
                                            Rochester, New York 14618

Charles J. August                           47 Woodbury Drive                                     4,246        0.00850%
                                            Rochester, New York 14618

Robert W. August                            222 Shoreham Drive                                    1,158        0.00232%
                                            Rochester, New York 14618

John H. Cline                               2505 East Avenue                                      2,316        0.00464%
                                            Apartment 608
                                            Rochester, NY 14610

Ralph DeStephano, Sr.                       1249-1/2 Long Pond Road                               2,316        0.00464%
                                            Rochester, New York 14626

Gerald A. Fillmore                          3800 Delano Road                                      2,316        0.00464%
F/B/O Living Trust of G.A.F.                Oxford, Michigan 48371

Richard J. Katz, Jr.                        136 Spyglass Lane                                     2,316        0.00464%
                                            Jupiter, Florida 33477

Ernest Reveal Family Trust                  c/o Jim Lieb                                            976        0.00195%
 #321001870                                 JP Morgan Chase
                                            P.O. Box 31412
                                            Rochester, New York 14603

Hazel E. Reveal Marital Trust               c/o Jim Lieb                                          1,340        0.00268%
 #321001860                                 JP Morgan Chase
                                            P.O. Box 31412
                                            Rochester, New York 14603

Gregory J. Riley, MD                        9 Beach Flint Way                                     2,256        0.00452%
                                            Victor, New York 14564

Thomas P. Riley                             346 Beach Avenue                                      2,316        0.00464%
                                            Rochester, New York 14612

William G. vonberg                          8 Old Landmark Drive                                  2,316        0.00464%
                                            Rochester, New York 14618

Cheryl S. Bickett Trustee U/T/A             70 Woodland Road                                      2,316        0.00464%
  dated June 2, 1994                        Short Hills, New Jersey 07078

Stephen C. Whitney                          43 Devonwood Lane                                       869        0.00174%
                                            Pittsford, New York 14534

Mr. and Mrs. Frank Zamiara                  136 Mendon-Ionia Road                                 2,316        0.00464%
                                            Mendon, New York 14506

--------------------------------------------

ROYAL GARDENS

Daniel Solondz                              P.O. Box 6119                                       261,678        0.52379%
                                            East Brunswick, NJ 08816

Gaby Solondz 1997 Trust dated 9/1/97        28 Fordham Road                                      25,000        0.05004%
                                            Livingston, NJ 07039

Philip J. Solondz                           100 SE 5th Avenue                                   339,094        0.67874%
                                            Apartment 301
                                            Boca Raton, FL  33432

Julia S. Weinstein Living Trust             308 E. 72nd St., Apt. 3D                             44,327        0.08873%
                                            New York, New York 10021

Carol E Vinelli                             308 E. 72nd St., Apt. 4D                             11,724        0.02347%
                                            New York, New York 10021

--------------------------------------------

CURREN  9/30/97

Peter B. Baker                              300 Park Street                                       4,871        0.00975%
                                            Haworth, NJ  07641

John F. Barna                               4 Highmeadow                                         10,019        0.02005%
                                            Norwalk, CT 06854

Robert E. and Barbara T. Buce               16846 Glynn Drive                                     1,282        0.00257%
                                            Pacific Palisades, CA 90272

Vincent J. Cannella Living Trust            24350-45 Whispering Ridge Way                         4,635        0.00928%
                                            Scottsdale, AZ 85255

John J. Chopack                             303 Heritage Place                                      444        0.00089%
                                            Devon, PA  19333

Harris R. Chorney                           43 Mountain Brook Road                                  705        0.00141%
                                            West Hartford, CT  06117

Ralph W. Clermont                           2311 Clifton Forge Drive                              1,324        0.00265%
                                            St. Louis, MO 63131

Thomas J. Coffey                            5 Brampton Road                                         662        0.00133%
                                            Malvern, PA 19355

Barbara G. Collins                          14 Bramblewood Point                                  1,324        0.00265%
                                            Naples, FL 34105

Charles T. Collins                          429 Chandlee Drive                                    5,942        0.01189%
                                            Berwyn, PA 19312

John D. Collins                             14 Bramblewood Point                                  6,227        0.01246%
                                            Naples, FL 34105

Patricia A. Collins                         429 Chandlee Drive                                      388        0.00078%
                                            Berwyn, PA 19312

Michael A. Conway                           15 Berndale Drive                                     6,227        0.01246%
                                            Westport, CT  06880

Veronica A. Conway                          15 Berndale Drive                                     3,571        0.00715%
                                            Westport, CT 06880

Mildred M. Cozine                           28 Dexter Drive North                                 1,986        0.00398%
                                            Basking Ridge, NJ 07920

William J. Cozine                           28 Dexter Drive North                                 6,663        0.01334%
                                            Basking Ridge, NJ 07920

Kenneth Daly                                1359 Shadowoak Drive                                  1,104        0.00221%
                                            Malvern, PA 19355

Anthony J. Del Tufo                         Two Hidden Harbor                                       462        0.00092%
                                            Point Pleasant, NJ 08742

Jack C. Dixon Revocable Trust               4507 Blue Violet Drive                                3,589        0.00718%
                                            Greensboro, NC 27410-8863

Priscilla M. Elder                          230 Sundial Court                                     5,788        0.01159%
                                            Vero Beach, FL 32963-3469

Doris E. Ficca                              140 Longview Circle                                     776        0.00155%
                                            Media, PA 19063

John J. Ficca, Jr.                          140 Longview Circle                                   9,150        0.01832%
                                            Media, PA 19063

John and Doris Ficca                        140 Longview Circle                                   2,295        0.00459%
                                            Media, PA 19063

Alfred W. Fiore                             27 Copper Beech Road                                    444        0.00089%
                                            Greenwich, CT 06830

Carol T. Fort                               14607 Woodbark Lane                                   6,006        0.01202%
                                            Phoenix, MD 21131

Jeffrey Fish                                602 Spring Avenue                                       450        0.00090%
                                            Lutherville, MD  21093

Joseph H. Fisher                            345 W. Mountain Road                                 10,600        0.02122%
                                            West Simsbury, CT 06092

John A. Flack                               3246 Highway #3                                         642        0.00129%
                                            East Chester
                                            Nova Scotia, Canada B0J 1J0

F. David Fowler                             9724 Beman Woods Way                                  1,821        0.00364%
                                            Potomac, MD 20854

Freedom House Foundation                    P.O. Box 367                                            250        0.00050%
                                            Glen Gardner, NJ 08826-0367

James L. Goble                              11 St. Laurent Place                                 11,228        0.02247%
                                            Dallas, TX  75225

James J. Grifferty                          57 Woods Lane                                        23,515        0.04707%
                                            Scarsdale, NY 10583

William A. Hasler                           102 Golden Gate Avenue                                  923        0.00185%
                                            Belvedere, CA 94920

Maxine S. Holton                            700 Ocean Royale Way                                  5,573        0.01116%
                                            Apartment 801
                                            Juno Beach, FL 33408

Thomas L. Holton                            700 Ocean Royale Way                                  7,736        0.01548%
                                            Apartment 801
                                            Juno Beach, FL 33408

Mary Anne Hopkins                           1121 Tintern Drive                                    6,202        0.01241%
                                            Ambler, PA 19002

Richard Isserman                            165 W. 66th Street                                    4,428        0.00886%
                                            Apartment 21B
                                            New York, New York 10023

Thomas F. Keaveney                          175 Putnam Park                                       8,016        0.01605%
                                            Greenwich. CT 06830

Patrick W. Kenny                            33 Fulton Place                                         642        0.00129%
                                            West Hartford, CT 06107

Frank Kilkenny and Irene M. Kilkenny        432 Windrow Clusters Drive                            4,884        0.00978%
  JTWROS                                    Moorestown, New Jersey 08057

Janet T. Klion                              25 Bailiwick Road                                     7,608        0.01523%
                                            Greenwich, CT  06831

Howard J. Krongard                          9 Cornell Way                                         8,387        0.01679%
                                            Upper Montclair, NJ 07043

Louis E. Levy                               48 Whalen Court                                      13,086        0.02619%
                                            West Orange, NJ 07052

Sandra H. Levy                              48 Whalen Court                                       3,000        0.00600%
                                            West Orange, NJ 07052

RJL Marital Trust I                         William E. Logan, Trustee                             2,835        0.00567%
                                            5 Links Court
                                            Huntington, NY 11743

Jerome Lowengrub                            2857 Wrenwood Court                                   3,361        0.00673%
                                            Sarasota, FL 34235-0966

United Jewish Communities                   901 Route 10                                            150        0.00030%
  of Metrowest                              Whippany, NJ 07981-1156

Kelly Lowengrub Custodian for               30 Randall Shea Drive                                   300        0.00060%
 Kaycee Lowengrub                           Swansea, MA 02777-2912

Kelly Lowengrub Custodian for               30 Randall Shea Drive                                   350        0.00070%
 Kate Lowengrub                             Swansea, MA 02777-2912

Kelly Lowengrub Custodian for               30 Randall Shea Drive                                   200        0.00040%
  Kristopher Lowengrub                      Swansea, MA 02777-2912

Kelly Lowengrub                             30 Randall Shea Drive                                    75        0.00015%
                                            Swansea, MA  02777-2912

Michael C. Lowengrub Custodian for          3 Shoreham Drive West                                   250        0.00050%
  Robin Lowengrub                           Dix Hills, NY 11746-6510

Michael C. Lowengrub Custodian for          3 Shoreham Drive West                                   500        0.00100%
  Jason Lowengrub                           Dix Hills, NY 11746-6510

Nancy Lowengrub, custodian for              3 Shoreham Drive, West                                  250        0.00050%
 Robin Lowengrub                            Dix Hills, NY 11746

Roderick C. McGeary                         1911 Waverly Street                                   3,710        0.00743%
                                            Palo Alto, CA 94301

Ingunn T. McGregor                          Two Cherry Lane                                       8,335        0.01668%
                                            Old Greenwich, CT 06870-1902

Michael Meltzer                             6362 Innsdale Drive                                     887        0.00178%
                                            Los Angeles, CA 90068

Martin F. Mertz                             150 East 69th Street                                  3,400        0.00681%
                                            New York, New York 10021

Burton M. Mirsky                            23 Sheepfield Farms Drive                             4,216        0.00844%
                                            P.O. Box 483
                                            New Vernon, New Jersey  07976

Mary Jane and Jay Patchen                   9406 Mary Tucker Cove                                 1,324        0.00265%
                                            Memphis, TN 38133

Michael C. Plansky                          156 Beach Avenue                                        802        0.00161%
                                            Larchmont, NY 10538

Dorothy Powers                              892 Castle Falls Drive                                1,528        0.00306%
                                            Atlanta, GA 30329

Henry A. Quinn                              603 Benson House                                    145,383        0.29100%
                                            Rosemont, PA  19010

Michael J. Regan                            14 Brenner Place                                     10,984        0.02199%
                                            Demarest, NJ 07627

Lavoy Robison                               1001 Green Oaks Drive                                 2,469        0.00494%
                                            Greenwood Village, CO 80121

Eugene G. Schorr                            5 Southerly Pl.                                         444        0.00089%
                                            New City, NY 10956-6622

William Simon                               1414 Donhill Drive                                   12,212        0.02444%
                                            Beverly Hills, CA 90210

Dallas E. Smith                             645 Front Street #1001                                  222        0.00044%
                                            San Diego, CA 92101

Harold I. Steinberg Revocable               1221 Ranleigh Road                                    2,855        0.00571%
 Inter Vivos Trust under agreement          McLean, VA 22101
dated 5/24/91

Denis J. Taura                              90 Montadale Drive                                    8,892        0.01780%
                                            Princeton, NJ  08540

Edward W. Trott                             97 Sea Beach Drive                                    4,176        0.00836%
                                            Stamford, CT 06902

Katharine E. Van Riper                      1920 Virginia Avenue                                  9,311        0.01864%
                                            Apartment 1303
                                            Ft. Myers, FL 33901

Eileen M. Walsh                             37 Beechwood Road                                       449        0.00090%
                                            Irvington, NY 10533

Lillian D. Walsh                            29986 Maple View Drive                                2,835        0.00567%
                                            Rainier, OR 97048

Sam Yellen                                  22433 Oxnard Street                                   9,938        0.01989%
                                            Woodland Hills, CA 91367

Thomas J. Yoho                              12 Indian Rock Lane                                   1,572        0.00315%
                                            Greenwich, CT 06830
___________________________________________________________

BERGER/LEWISTON 10/29/97

B and L Realty Investments                  21790 Coolidge Highway                               33,560        0.06718%
  Limited Partnership                       Oak Park, MI 48237

Berger/Lewiston Associates                  21790 Coolidge Highway                            1,076,594        2.15495%
  Limited Partnership                       Oak Park, MI 48237

Big Beaver-Rochester Properties             21790 Coolidge Highway                              528,348        1.05756%
  Limited Partnership                       Oak Park, MI 48237

Century Realty Investment Company           21790 Coolidge Highway                               99,195        0.19855%
  Limited Partnership                       Oak Park, MI 48237

Greentrees Apartments                       21790 Coolidge Highway                              275,905        0.55226%
  Limited Partnership                       Oak Park, MI 48237

Kingsley-Moravian Company                   21790 Coolidge Highway                              376,288        0.75319%
  Limited Partnership                       Oak Park, MI 48237

Stephenson-Madison Heights Company          21790 Coolidge Highway                              104,541        0.20925%
  Limited Partnership                       Oak Park, MI 48237

Southpointe Square Apartments               21790 Coolidge Highway                              155,623        0.31150%
  Limited Partnership                       Oak Park, MI 48237

Woodland Garden Apartments                  21790 Coolidge Highway                              319,860        0.64024%
  Limited Partnership                       Oak Park, MI 48237

___________________________________________________________

HILL COURT/HUDSON ARMS 10/31/97

John M. DiProsa                             32 Sydenham Road                                      4,000        0.00801%
                                            Rochester, NY 14609

Claude S. Fedele                            7 Dickinson Crossing                                 23,765        0.04757%
                                            Fairport, NY 14450

Anthony M. Julian                           204 Angelus Drive                                     5,575        0.01116%
                                            Rochester, NY 14622

Natalie M. Julian                           204 Angelus Drive                                     5,575        0.01116%
                                            Rochester, NY 14622

Joanne M. Lobozzo                           736 Mariner Circle                                  140,145        0.28052%
                                            Webster, NY 14580

Jeanna Leggiadro                            5 Corral Drive                                        8,000        0.01601%
                                            Penfield, NY 14526

Joseph M. Lobozzo                           1500 Lewis Drive                                      8,000        0.01601%
                                            Lakewood, OH 44107

Jodi Aman                                   3791 St. Paul Blvd.                                   8,000        0.01601%
                                            Rochester, NY 14617

Michael E. McCusker and Elaine R.           51 Barrington Street                                 31,687        0.06343%
McCusker, Trustees under the Michael E.     Rochester, NY 14607
and Elaine R. McCusker Living Trust dated
August 30, 1994

Jack P. Schifano                            916 Highland Trails Avenue                            3,961        0.00793%
                                            Henderson, NV 89015

___________________________________________________________

CANDLEWOOD  2/9/98

Stephen W. Hall                             8791 New Castle Drive                                87,000        0.17414%
                                            Fort Myers, FL 33908

Donald H. Schefmeyer                        63262 Orange Road                                   102,250        0.20467%
                                            South Bend, IN 46614
___________________________________________________________

PARK SHIRLINGTON/BRADDOCK LEE  2/13/98

Beverly B. Bernstein                        P.O. Box 25370                                       73,862        0.14785%
                                            Washington, DC 20007

Leona Libby Feldman                         575 Greensward Lane                                   4,483        0.00897%
                                            Delray Beach, FL 33445

Lauren Mercadante                           537 Hilarie Road                                     22,411        0.04486%
                                            St. Davids, PA 19087

Steven M. Reich 1976 Trust                  c/o Stephen A. Bodzin Trustee                        30,295        0.06064%
FBO Lisa B. Reich                           1156 15th Street, NW
                                            Suite 329
                                            Washington, DC 20005

Steven M. Reich 1976 Trust                  c/o Stephen A. Bodzin Trustee                        30,296        0.06064%
FBO Hilary L. Reich                         1156 15th Street, NW
                                            Suite 329
                                            Washington, DC 20005

Amy S. Rubenstein                           76 Pierce Street                                     13,984        0.02799%
                                            San Francisco, CA 94117

Barton S. Rubenstein                        4819 Dorset Avenue                                   13,984        0.02799%
                                            Chevy Chase, MD 20815

Beth Rubenstein Trustee U/T/A/ 8/9/00       451 29th Street                                      13,984        0.02799%
                                            San Francisco, CA 94131

Lee G. Rubenstein                           4915 Linnean Avenue, NW                               2,869        0.00574%
                                            Washington, DC 20008

Sarah Selsky                                11213 Fall River Court                               43,701        0.08747%
                                            Potomac, MD 20854

Tower Capital, LLC                          11501 Huff Court                                    285,811        0.57209%
                                            N. Bethesda, MD 20852

WHC Associates, LLC                         11200 Rockville Pike                                 85,160        0.17046%
                                            Suite 300
                                            N. Bethesda, MD 20852
___________________________________________________________

SIEGEL/KAPLAN  4/30/98

Merrill L. Bank 1996 Trust                  Merrill L. Bank 1996 Trust                           19,783        0.03960%
                                            1829 Reisterstown Road
                                            Suite 430
                                            Baltimore, MD 21208

Ariel Golden Behr                           151 W. 88th Street                                    1,469        0.00294%
                                            New York, NY 10027

Doris Berliner                              7 Slade Avenue                                        2,637        0.00528%
                                            Apartment 108
                                            Baltimore, MD 21208

Phillip L. Chmar and Mollie M. Chmar        725 Mt. Wilson Lane                                   3,830        0.00767%
 Revocable Family Trust, dated 4/7/04       Apartment 313
                                            Baltimore, MD 21208

Louis K. Coleman                            2508 Guilford Avenue                                  7,152        0.01432%
                                            Baltimore, MD 21218

Paul Goldberg                               7111 Park Heights Avenue,                               509        0.00102%
                                            Apartment 712
                                            Baltimore, MD 21215

Carol Golden                                P.O. Box 9691                                         2,486        0.00498%
                                            Jerusalem, Israel 91090

Joseph Goldman                              Maplewood Park Place                                  3,661        0.00733%
                                            9707 Old Georgetown Road
                                            Apartment 1404
                                            Bethesda, MD 20814

Dr. Milton L. Goldman                       3240 Patterson Street, N.W.                           8,363        0.01674%
                                            Washington, D.C. 20015-1661

Samuel Hanik                                5800 Nicholson Lane                                   8,291        0.01660%
                                            Apartment 1-903
                                            Rockville, MD 20852

Esther  Hanik  Unified  Tax  Credit  Bypass Deborah Berger and                                    8,291        0.01660%
Trust
                                             Michael Hanik, Trustees
                                            c/o Deborah Berger
                                            10040 Ormond Road
                                            Potomac, MD 20854

Muriel Hettleman Revocable Trust            Muriel Hettleman, Trustee                             6,906        0.01382%
                                            12613 Waterspout Court
                                            Owings Mills, MD 21117

Charles Heyman                              3409 Old Post Drive                                   1,406        0.00281%
                                            Baltimore, MD 21208

Samuel Hillman Marital Trust                Bank of America                                       9,758        0.01953%
                                            Business Advisory and Valuation Services
                                            P.O. Box 842056
                                            Dallas, TX 75284-2056

Samuel Hillman Residuary Trust              Bank of America                                       9,758        0.01953%
                                            Business Advisory and Valuation Services
                                            P.O. Box 842056
                                            Dallas, TX 75284-2056

Stanley A. Kaplan                           2216 Shefflin Court                                   5,275        0.01056%
                                            Baltimore, MD 21209

Ellen S. Feinglass                          One Oak Hollow Court                                  5,275        0.01056%
                                            Balitmore, MD 21208

Milton Klein                                1 Slade Avenue                                        7,305        0.01462%
                                            Apartment 706
                                            Baltimore, MD 21208

Dr. Lee Kress                               417 Barby Lane                                        7,152        0.01432%
                                            Cherry Hill, NJ 08003

Richard and Cheryl Kress                    15 W. Aylesbery Road                                  7,152        0.01432%
                                            Suite 700
                                            Timonium, MD 21093

LBK Holdings, LLC                           15 W. Aylesbury Road                                 30,152        0.06035%
                                            Suite 700
                                            Timonium, MD 21093

ACRK, LLC                                   15 W. Aylesbury Road                                 30,153        0.06036%
                                            Suite 700
                                            Timonium, MD 21093

Elmer W. Leibensperger                      1900 Dumont Court                                       859        0.00172%
                                            Timonium, MD 21093

Merrill and Natalie S. Levy                 5906 Eastcliff Drive                                  2,637        0.00528%
                                            Baltimore, MD 21209

Gertrude S. Myerberg Family Trust           725 Mt. Wilson Lane                                  14,611        0.02925%
 Gertrude S. Myerberg, Trustee              Apt. 129
                                            Baltimore MD 21208

Stephen F. Rosenberg                        3 Greenwood Place                                       367        0.00073%
                                            Suite 307
                                            Baltimore, MD 21208

Z. Valeere Sass, Trustee                    7580 Regency Lake Drive 501                           2,637        0.00528%
                                            Boca Raton, FL 33433-2826

Trust Under Last Will and Testament of      Sonia   Schnaper   and   Irvin   Flax,               10,421        0.02086%
                                            Co-Trustees
Isidore Schnaper                            11 Slade Avenue
                                            Apartment 304
                                            Baltimore, MD 21208

M. Gerald Sellman Revocable Trust           2 Yearling Way                                       18,347        0.03672%
Agreement dated November 30, 1998           Lutherville, MD 21093

Albert Shapiro Revocable Trust              Albert Shapiro, Trustee                              13,196        0.02641%
  dated 10/6/89 and amended 4/20/00         100 Sunrise Avenue
                                            Palm Beach, FL 33480

Earle K. Shawe                              Shawe and Rosenthal                                  85,085        0.17031%
                                            20 S. Charles Street
                                            Baltimore, MD 21201

Rhoda E. Silverman, Trustee                 R. Silverman Revoc. Trust                             1,469        0.00294%
                                            4701 Willard Avenue
                                            Apartment 1034
                                            Chevy Chase, MD 20815

The Herbert J. Siegel Trust,                6 Windsor Court                                     419,094        0.83888%
Herbert J. Siegel, trustee under Agreement  Palm Beach, FL 33480 of Trust, dated December 4, 2001

Siegel Family, LLLP                         c/o Herbert J. Siegel                                31,995        0.06404%
                                            3801 Canterbury Road
                                            Apartment 1008
                                            Baltimore, MD 21218

Dr. Edgar Sweren                            77 Seminary Farm Road                                 1,018        0.00204%
                                            Timonium, MD 21093

Dr. Myra Jody Whitehouse                    20 Elliot Drive                                       2,085        0.00417%
                                            Voorhees, NJ 08043

Ms. Terry Whitehouse                        3848 Harrison Street                                  2,085        0.00417%
                                            Washington, D.C. 20015
___________________________________________________________

RACQUET CLUB  7/7/98

Harold M. Davis                             2180 Twinbrook Road                                 229,754        0.45988%
                                            Berwyn, PA 19312

Nicholas V. Martell                         Realend Properties                                  229,754        0.45988%
                                            1000 Chesterbrook Blvd., Suite 100
                                            Berwyn, PA 19312

R.C.E. Developers, Inc.                     1000 Chesterbrook Blvd                                4,642        0.00929%
                                            Berwyn, PA 19312
___________________________________________________________

SHERRY LAKE  7/23/98

Frances Berkowitz                           29 East 64th Street                                   1,358        0.00272%
                                            Apartment 7D
                                            New York, New York 10021

Richard A. Eisner                           1107 Fifth Avenue                                    10,180        0.02038%
                                            New York, New York 10128

Michael Glick                               1035 Fifth Avenue                                    18,664        0.03736%
                                            New York, New York 10028

Ronnie Glick                                1035 Fifth Avenue                                     1,696        0.00339%
                                            Apartment 14B
                                            New York, New York 10028

Claire Morse                                240 Lee Street                                        5,090        0.01019%
                                            Brookline, MA 02445-5915

Enid Morse                                  840 Park Avenue                                       5,090        0.01019%
                                            #7/8A
                                            New York, New York 10021

Lester Morse, Jr.                           840 Park Avenue                                      19,088        0.03821%
                                            #7/8A
                                            New York, New York 10021

Richard  Morse                              240 Lee Street                                        6,999        0.01401%
                                            Brookline, MA 02445
___________________________________________________________

ROLLING PARK  9/15/98

Leslie G. Berman                            505 Harborview Drive                                 36,000        0.07206%
                                            Baltimore, MD 21230
___________________________________________________________

CARRIAGE HILL  9/29/98

Norman J. Cohen Living Trust                1547 Island Lane                                     17,025        0.03408%
  UAD 8/8/88                                Bloomfield Hills, MI 48302

Rochelle Fang                               253 West 73rd Street                                  6,767        0.01355%
                                            Apartment 14A
                                            New York, NY 10023

Aaron H. Ginsberg Living Trust              Aaron H. Ginsberg, Trustee                            4,597        0.00920%
  UAD 11/25/86                              30875 River Crossing
                                            Bingham Farms, MI 48025

Anne Ginsberg Living Trust                  Anne Ginsberg, Trustee                                4,511        0.00903%
  UAD 7/27/98                               30875 River Crossing
                                            Bingham Farms, MI 48025

Sandra Greenstone                           5034 Tangle Lane                                     28,332        0.05671%
                                            Houston, TX 77056

Sharon Hart                                 5377 Old Pond Way                                    10,215        0.02045%
                                            West Bloomfield, MI 48323

Shirley Latessa                             Two Fifth Avenue, #12A                                9,023        0.01806%
                                            New York, NY 10011

Laurence M. Sims                            50 Elder Drive                                        4,257        0.00852%
                                            Marquette, MI 49855

Lynn Morgan                                 9565 Rod Road                                         2,128        0.00426%
                                            Alpharetta, Georgia 30022

Vivian K. Berry and                         Vivian K. Berry Revocable Trust                       4,256        0.00852%
  Milton L. Berry, Trustee                  10485 Elgin
                                            Huntington Woods, MI 48070

Daniel Levenson                             1000 Old Carriage Court                               2,128        0.00426%
                                            Apex, NC 27502

Dave Muskovitz Associates                   c/o Melvn Muskovitz                                  34,156        0.06837%
  Limited Partnership                       2101 Woodside
                                            Ann Arbor, MI 48104

Estate of Jerry Muskovitz                   c/o Alice Muskovitz                                  34,156        0.06837%
                                            6085 Ledgeway Drive
                                            West Bloomfield, MI 48322

Jerome Pershin Marital Trust                Helen Pershin, Trustee                               22,771        0.04558%
  Dated 2/13/75                             25225 Franklin Park Drive
                                            Franklin, MI 48025

Ran Family Limited Partnership              2025 W. Long Lake Road                                9,640        0.01930%
                                            Suite 104
                                            Troy, MI 48098

Phyllis Ring                                200 Brannan Street                                   10,215        0.02045%
                                            San Francisco, CA 94107

Annette Stollman                            7500 N.E. Dolphin Drive                               9,640        0.01930%
                                            Bainbridge Island, WA 98110

Bernard H. Stollman Living Trust            Bernard H. Stollman, Trustee                         29,437        0.05892%
  UAD 8/17/87                               2025 W. Long Lake Road
                                            Suite 104
                                            Troy, MI 48098

Gerald H. Stollman                          4864 Hidden Lane                                     17,025        0.03408%
                                            West Bloomfield, MI 48323

Melvyn J. Stollman Trust                    Bernard H. Stollman, Trustee                         29,481        0.05901%
                                            2025 W. Long Lake Road
                                            Suite 104
                                            Troy, MI 48098

Stollman Investments, LLC                   Gerald H. Stollman, Manager                          43,071        0.08621%
                                            2025 W. Long Lake Road
                                            Suite 104
                                            Troy, MI 48098

West Side Real Estate Corp.                 Bernard H. Stollman, President                        3,405        0.00682%
                                            2025 W. Long Lake Road
                                            Suite 104
                                            Troy, MI 48098
___________________________________________________________

PINES OF PERINTON  9/29/98

William S. Beinecke                         c/o Antaeus Enterprises, Inc.                         1,946        0.00390%
                                            99 Park Avenue
                                            Suite 2200
                                            New York, New York 10016

Robert K. Kraft, LLC                        c/o Kraft Group                                       1,946        0.00390%
                                            One Patriot Place
                                            Foxboro, MA 02035

Robert J. Sharp                             23 Misty Brook Lane                                   1,946        0.00390%
                                            New Fairfield, CT 06812

___________________________________________________________

DUNEDIN  11/17/98

Patricia D. Moore Trust No. 413             202 Brooksby Village Drive                            4,012        0.00803%
                                            Apartment 316
                                            Peabody, MA 01960
___________________________________________________________

PSC ASSOCIATES 4/7/99

The Enid Barden Trust of                    Enid Barden, Trustee                                  9,566        0.01915%
  June 28, 1995                             74 E. Long Lake Road
                                            Bloomfield Hills, MI 48304-2379

Fairway Property Company                    c/o Allan Nachman                                     5,324        0.01066%
                                            100 Bloomfield  Hills  Parkway,  Suite
                                            200
                                            Bloomfield Hills, MI 48304-2949

David A. Gumenick, Trustee                  Capital Management Trust                              7,454        0.01492%
                                            30160 Orchard Lake Road-110
                                            Farmington Hills, MI 48334

David Herskovits                            705 Whitemere Court                                   2,130        0.00426%
                                            Atlanta, GA 30327

Constance W. Jacob                          26110 Carol Avenue                                    2,662        0.00533%
                                            Franklin, MI 48025

The Howard J. Leshman Revocable             Howard J. Leshman, Trustee                            7,839        0.01569%
 Trust Dated May 20, 1983 as Amended        4457 Motorway Drive
  and Restated on March 4, 1998             Waterford, MI 48328

Lyle Properties Limited Partnership         Marc W. Pomeroy, General Partner                     11,758        0.02354%
                                            74 E. Long Lake Road
                                            Bloomfield Hills, MI 48304-2379

David K. Page                               2290 First National Building                          3,986        0.00798%
                                            Detroit, MI 48226

Keith J. Pomeroy Trust of 12/13/76          Keith J. Pomeroy, Trustee                            24,598        0.04924%
 as Amended and Restated 6/28/95            74 E. Long Lake Road
                                            Bloomfield Hills, MI 48304-2379

Lionel J. Stober Trust                      Lionel J. Stober, Trustee                             5,324        0.01066%
                                            6013 Shawdow Lake Drive
                                            Toledo, OH 43623

Ruth Stober                                 6670 Vachon Court                                     5,324        0.01066%
                                            Bloomfield Hills, MI 48301

Jonah L. Stutz                              29757 Farmbrook Villa Lane                            5,324        0.01066%
                                            Southfield, MI 48034

Leah Stutz                                  1242 Church Street                                    2,662        0.00533%
                                            SanFrancisco, CA  94114

Steven I. Victor Trust                      401 S. Old Woodward                                   5,324        0.01066%
                                            Suite 333
                                            Birmingham, MI 48009

CRC  7/1/99

Richard Bacas                               2413 N. Edgewood Street                               2,136        0.00428%
                                            Arlington, VA  22207-4926

Julie Bender Silver                         1120 Connecticut Ave NW, #1200                        7,854        0.01572%
                                            Washington, DC  20036

David Bender                                7217 Armat Drive                                      7,854        0.01572%
                                            Bethesda, MD 20817

Jay Bender                                  14403 Autumn Rust Road                                6,283        0.01258%
                                            Boyds, MD 20841

Lisa Bender-Feldman                         2579 Eagle Run Lane                                   6,283        0.01258%
                                            Ft. Lauderdale, FL 33327

Scott M. Bender Revocable                   12700 Glen Mill Road                                  6,283        0.01258%
Trust dated 4/20/98                         Potomac, MD  20854

Barbara Bender-Laskow                       1120 Connecticut Avenue, NW #1200                     7,854        0.01572%
                                            Washington, DC 20036

Caplin Family Investments, LLC              c/o Mortimer Caplin                                 111,705        0.22359%
                                            Caplin and Drysdale
                                            One Thomas Circle
                                            Washington, DC 20005

Michael A. Caplin                           8477 Portland Place, NW                              26,284        0.05261%
                                            McLean, VA  22102

Jeremy O. Caplin                            360 Ardwood Road                                     39,425        0.07891%
                                            Earlysville, VA  22936

Catherine Caplin                            1219 Sunset Plaza Drive, #7                          32,854        0.06576%
                                            Los Angeles, CA  90069-1254

The Caplin Family Trust                     P.O. Box 854                                         32,854        0.06576%
                                            Pebble Beach, CA 93953

Community Realty Company, Inc.              6305 Ivy Lane, Suite 210                            160,360        0.32098%
                                            Greenbelt, MD 20770

Benedict C. Cosimano                        3505 Fulton Street, NW                                2,136        0.00428%
                                            Washington, DC  20007

Ina S. Levy                                 5003 Ocean Front Avenue                               8,379        0.01677%
                                            Virginia Beach, VA 23451

Daniel Diener                               1710 M Street, NW                                     8,379        0.01677%
                                            Washington, DC 20036

Marcia Esterman Living Trust                Marcia Esterman, Trustee                              7,900        0.01581%
                                            5709 Mayfair Manor Drive
                                            Rockville, MD  20852

Lydia Funger McClain                        12201 Lake Potomac Terrace                           21,807        0.04365%
                                            Potomac, MD  20854

William S. Funger                           9736 Sorrel Avenue                                   21,807        0.04365%
                                            Potomac, MD 20854

Keith P. Funger                             10530 South Glen Road                                21,807        0.04365%
                                            Potomac, MD  20854

Morton Funger                               1650 Tysons Boulevard, #620                         150,898        0.30204%
                                            McLean, VA  22102

Bernard S. Gewirz                           1666 K Street, NW                                    27,219        0.05448%
                                            Suite 430
                                            Washington, DC  20006

Bernard and Sarah Gewirz Foundation         1666 K Street, NW                                    39,000        0.07806%
                                            Suite 430
                                            Washington, DC  20006

Steven B. Gewirz                            1666 K Street, NW                                     7,150        0.01431%
                                            Suite 430
                                            Washington, DC  20006

Michael AK Gewirz                           1666 K Street, NW                                     9,534        0.01908%
                                            Suite 430
                                            Washington, DC  20006

Diane Goldblatt                             Apt 420                                               5,713        0.01144%
                                            10500 Rockville Pike
                                            Rockville, MD  20852

Herbert Goldblatt                           11936 Canfield Road                                   5,713        0.01144%
                                            Potomac, MD  20854

Barbara Goldman                             3210 N. Leisure World Blvd.                           7,900        0.01581%
                                            Apartment 217
                                            Silver Spring, MD  20906

Theodore L. Gray                            1200 Jossie Lane                                      1,971        0.00395%
                                            McLean, VA  22102

Eileen Greenberg                            1120 Connecticut Ave NW, #1200                        7,854        0.01572%
                                            Washington, DC  20036

Hermen Greenberg                            7501 Wisconsin Avenue                             1,006,836        2.01532%
                                            Suite 1103
                                            Bethesda, MD  20814

William Kaplan, Trustee                     19674 Waters End Drive, #1002                        83,779        0.16770%
 and all successor trustees of              Boca Raton, Florida 33434
 the William Kaplan Revocable Trust
 dated May 17, 2000

Patricia A. Mancuso                         11912 Tallwood Court                                    493        0.00099%
                                            Potomac, MD  20854

Charles and Lupe Mancuso, T.B.T.E.          9421 Reach Road                                         493        0.00099%
                                            Potomac, MD  20854

Melanie F. Nichols 2004 Trust               21 Crescent Lane                                     21,801        0.04364%
Melanie F. Nichols, Trustee                 San Anselmo, CA  94960

Jeffrey W. Ochsman                          9505 Newbridge Drive                                 21,807        0.04365%
                                            Potomac, MD  20854

Bruce D. Ochsman                            8905 Hunt Valley Court                               21,807        0.04365%
                                            Potomac, MD  20854

Ralph Ochsman                               1650 Tysons Boulevard, #620                         150,898        0.30204%
                                            McLean, VA  22102

Michael P. and Esther K. Ochsman            Tenants By the Entirety                              21,807        0.04365%
                                            P.O. Box 2948
                                            Ketcham, ID 83340

Sharon Lynn Ochsman                         c/o Terri Weisenberger                               21,807        0.04365%
                                            1650 Tysons Blvd. #620
                                            McLean, VA  22102

The Wendy A. Ochsman Family Trust           Jeffrey W. Ochsman and                               21,807        0.04365%
                                            Bruce D. Ochsman, Trustee
                                            8905 Hunt Valley Court
                                            Potomac, MD  20854

Jerome Shapiro                              9511 Orion Court                                      7,903        0.01582%
                                            Burke, VA  22015

Sophie B. Shapiro Family Trust              c/o Bobbie Goldman                                   62,369        0.12484%
                                            3210 N. Leisure World Blvd.
                                            Apartment 217
                                            Silver Spring, MD  20906

Albert H. Small                             7501 Wisconsin Avenue                               906,836        1.81516%
                                            Suite 1103
                                            Bethesda, MD  20814

Shirley Small                               7116 Glenbrook Road                                 100,000        0.20016%
                                            Bethesda, MD 20814

David Stearman                              17094 Ryton Lane                                     78,779        0.15769%
                                            Boca Raton, FL 33496
___________________________________________________________

MIDATLANTIC  7/15/99

Arthur Baitch                               119 Swan Hill Court                                  14,785        0.02959%
                                            Baltimore, MD  21208

Stuart Brager                               6 Schloss Court                                       4,290        0.00859%
                                            Baltimore, MD  21208-1926

David C. Browne                             910 Rambling Drive                                   77,222        0.15457%
                                            Baltimore, MD  21228

C. Coleman Bunting, Jr.                     RD 1, Box 140                                        15,369        0.03076%
                                            Selbyville, DE  19975

Genine Macks Fidler                         4750 Owings Mills Blvd                              101,126        0.20242%
                                            Owings Mills, MD  21117

Josh E. Fidler                              4750 Owings Mills Blvd                               72,539        0.14520%
                                            Owings Mills, MD  21117

Thomas O'R. Frech                           16 Deer Woods Ct                                      9,473        0.01896%
                                            Glen Arm, MD  21057

Melvin Friedman, M.D.                       2805 Tiburon Blvd. East                               9,000        0.01801%
                                            #102
                                            Naples, FL 34109

George H. Greenstein                        725 Mt. Wilson Lane                                   9,771        0.01956%
                                            Apartment 539
                                            Baltimore, MD  21208

Mildred Hemstetter                          47-H Queen Anne Way                                   2,123        0.00425%
                                            Chester, MD  21619

Sanford G. Jacobson                         Suite 616, 901 Dulaney Valley Rd.                    17,620        0.03527%
                                            Towson, MD  21204

James C. Johnson and                        3955 Olean Gateway                                    2,145        0.00429%
  Sandra J. Johnson                         Linkwood, MD  21835

William R. Kahn                             7903 Long Meadow Rd.                                  8,279        0.01657%
                                            Baltimore, MD  21208

Kanode Partnership                          8213 A Stevens Rd.                                   77,222        0.15457%
                                            Thurmont, MD  21788

Allan Krumholz and                          3908 N. Charles Street                                4,290        0.00859%
  Francine Krumholz                         Apartment 603
                                            Baltimore, MD 21218

Burton H. Levinson                          11 Slade Ave #316                                    12,000        0.02402%
                                            Baltimore, MD  21208

Eugene K. Lewis and                         842 Wyndemere Way                                     3,600        0.00721%
 Suzanne D. Lewis                           Naples, FL  34105

Arthur M. Lopatin Revocable Trust           11312 Wingfood Dr.                                    4,931        0.00987%
                                            Boynton Beach, FL  33437

Lawrence Macks                              4750 Owings Mills Blvd                              173,664        0.34761%
                                            Owings Mills, MD  21117

Martha Macks                                3908 N. Charles St., #500                            90,886        0.18192%
                                            Baltimore, MD  21218

Morton J. Macks Family Limited Partnership  4750 Owings Mills Blvd                              343,442        0.68745%
                                            Owings Mills, MD  21117

Joseph W. Mosmiller                         687 Ardmore Lane                                      4,290        0.00859%
                                            Naples, FL  34108

Oscar Camp Trust dated 12/16/02             363 South Drive                                       4,991        0.00999%
                                            Severna Park, MD 21147

Albert Perlow                               7903 Winterset Ave.                                   4,290        0.00859%
                                            Baltimore, MD  21208

Anne Louise Perlow                          10 Talton Court                                       6,435        0.01288%
                                            Baltimore, MD  21208

Alleck A. Resnick                           3402 Old Forest Rd.                                   4,290        0.00859%
  Harriet Resnick                           Baltimore, MD  21208

Stanley Safier and Randy Safier             6210 Frankford Ave.                                   4,290        0.00859%
                                            Baltimore, MD  21206

Arnold Sagner                               PO Box 416                                           11,065        0.02215%
                                            Ellicott City, MD  21041

Donald I. Saltzman                          3407 Engelmeade Rd.                                   5,434        0.01088%
                                            Baltimore, MD  21208

Murray Saltzman Revocable Living            c/o Murray Saltzman                                   2,145        0.00429%
 Trust u/a/d 9/5/95                         8216 N.W. 80th Street
                                            Tamarac, FL  33321

William G. Scaggs                           1520 Royal Palm Way                                   8,579        0.01717%
                                            Boca Raton, FL  33432

Earle K. Shawe                              c/o Shawe and Rosenthal                              29,645        0.05934%
                                            20 S. Charles Street
                                            Baltimore, MD  21201

Steven D. Shawe                             Shawe and Rosenthal                                   5,014        0.01004%
                                            20 S. Charles Street
                                            Baltimore, MD  21201

Karolyn Solomon                             11 Slade Avenue                                       4,991        0.00999%
                                            Baltimore, MD  21208

William B. Warren                           Dewey  Ballantine LLP                                 2,145        0.00429%
                                            1301 Avenue of Americas
                                            New York, NY  10019

Robert M. Wertheimer                        8 Greenlea Drive                                      2,145        0.00429%
                                            Baltimore, MD  21208

___________________________________________________________

RIDLEY PORTFOLIO  7/28/99

Leonard Klorfine                            1450 Medrona Drive                                  170,312        0.34090%
                                            Seattle, WA 98122

Klorfine Interest, Ltd.                     1450 Medrona Drive                                  157,813        0.31588%
                                            Seattle, WA 98122

___________________________________________________________

COMMUNITY INVESTMENT STRATEGIES  7/30/99

Community Investment Strategies, Inc.       201 Crosswicks Street                                44,150        0.08837%
                                            Bordentown, NJ 08505
___________________________________________________________
OLD FRIENDS 2/1/00

Louis J. Siegel                             2923 Caves Road                                         143        0.00029%
                                            Owings Mills, MD 21117

Andrew N. Siegel                            71 Beecham Court                                        143        0.00029%
                                            Owings Mills, MD 21117
___________________________________________________________

GATESIDE 3/15/00

Ronald Altman                               38 Crawford Road                                    227,121        0.45461%
                                            Harrison, NY 10528

Margaret Dolgenos                           302 California Avenue                                41,860        0.08379%
                                            Santa Cruz,CA 95060

Peter Dolgenos                              4201 Lawton                                          41,860        0.08379%
                                            SanFrancisco, CA 94122

Thomas Dolgenos                             722 Westview Street                                  41,860        0.08379%
                                            Philadelphia, PA 19119

Nancy Dolgenos                              215 West 92nd Street                                  4,441        0.00889%
                                            Apartment 15A
                                            New York, NY 10025

Carolyn Dolgenos                            220 Riverside Blvd.                                  41,860        0.08379%
                                            Apartment 43B
                                            New York, NY 10069

Norman Feinberg                             c/o The Gateside Corporation                        227,118        0.45461%
                                            555 Theodore Fremd Avenue
                                            Suite B-304
                                            Rye, New York 10580

Edith Lipiner                               300 E. 74th Street                                    1,868        0.00374%
                                            Apartment 28D
                                            New York, New York 10021

Sagar Points, Inc.                          c/o Parker Chapin - J.  Poretsky                     58,858        0.11781%
                                            Parker Chapin LLP
                                            405 Lexington Avenue
                                            New York,  New York 10174

Staf-Arms Corp.                             c/o Parker Chapin - J.  Poretsky                    225,689        0.45175%
                                            Parker Chapin LLP
                                            405 Lexington Avenue
                                            New York,  New York 10174

Helene Sterling Trust Under                 Helene Sterling, Trustee                              6,398        0.01281%
  Trust dated 4/14/89                       12 Schoolhouse Lane
                                            Great Neck, New York 11020

___________________________________________________________

DEERFIELD WOODS/MACOMB  3/22/00

Burton D. Farbman                           c/o The Farbman Group                                 1,817        0.00364%
                                            28400 Northwestern Highway
                                            4th Floor
                                            Southfield, MI 48034

Macomb Apartments Limited Partnership       David Schostak                                      151,672        0.30359%
                                            25800 Northwestern Highway
                                            Suite 750
                                            Southfield, MI 48075

Deerfield Woods Venture Limited             David Schostak                                       65,416        0.13094%
  Partnership                               25800 Northwestern Highway
                                            Suite 750
                                            Southfield, MI 48075

OREO Investment Company, LLC                c/o Eric Stein                                        5,451        0.01091%
                                            2230 Francisco #112
                                            San Francisco, CA 94123
___________________________________________________________

ELMWOOD TERRACE  6/30/00

Lois M. Brodsky                             55 Woods Lane                                        29,324        0.05870%
                                            Boynton Beach, Florida 33436

Roni Slavin Pekins                          10 Beards Landing                                     5,865        0.01174%
                                            Durham, New Hampshire 03824

Oscar Schabb                                P.O. Box 1377                                        12,000        0.02402%
                                            Brooklandville, MD 21022
The Slavin Children Trust                   c/o Richard L. Philipson, Trustee                    58,649        0.11739%
                                            8601 Georgia Avenue, Suite 1001
                                            Silver Spring, MD 20910

Doris E. Slavin                             6912 Barrett Lane                                   117,297        0.23479%
                                            Bethesda, MD  20814

James M. Slavin                             988 Boulevard of the Arts                            14,662        0.02935%
                                            Suite 1709
                                            Sarasota, FL 34236

Jeffrey Zane Slavin                         5706 Warwick Place                                    5,865        0.01174%
                                            Chevy Chase, MD 20815

Jonathan M. Slavin                          988 Boulevard of the Arts                            14,662        0.02935%
                                            Suite 1709
                                            Sarasota, FL 34236

Sanford Slavin                              6912 Barrett Lane                                   158,352        0.31696%
                                            Bethesda, MD 20814

SS Associates, LLC                          c/o Sanford Slavin, Member                            5,865        0.01174%
                                            200-A Monroe Street, Suite 105
                                            Rockville, MD 20850

___________________________________________________________

S and S REALTY  9/11/00

Julius Schneider Testamentary Trust         124 Cedarhurst Avenue                                26,002        0.05205%
                                            Cedarhurst, NY 11516

Carol Schneider                             Two St. John's Place                                 13,302        0.02663%
                                            Hilton Head,SC 29928

___________________________________________________________

HAMPTON COURT 9/29/00

David and Lily Broner                       4686 Maura Lane                                       2,365        0.00473%
                                            West Bloomfield, MI 48323

Nettie Cohen                                15075 West Lincoln Drive #129                         1,182        0.00237%
                                            Oak Park, MI 48237

Ada Eisenfeld                               38 Breitmeyer Place                                   1,182        0.00237%
                                            Mount Clemens, MI 48043

William Farber                              32640 Whatley Road                                    2,365        0.00473%
                                            Franklin, MI 48025

Richard Frank                               25631 Avondale                                        2,365        0.00473%
                                            Dearborn Hts., MI 48125

Sam Frank                                   3467 Sutton Place                                     1,182        0.00237%
                                            Bloomfield Hills, MI 48301

Joel S. Golden                              4661 McEwen Drive                                       394        0.00079%
                                            Bloomfield Hills, MI 48302

Harvey Gordon                               1348 Charrington Road                                 2,365        0.00473%
                                            Bloomfield Hills, MI 48301

Robert J. Gordon                            One Woodward Avenue                                     394        0.00079%
                                            Suite 2400
                                            Detroit, MI 48226
Seymour Gordon Living Trust                 31090 Nottingham                                      1,182        0.00237%
                                            Franklin, MI 48025

Jeffrey G. Heuer                            c/o Jaffe, Raitt, Heuer                                 394        0.00079%
                                            One Woodward Avenue, Suite 2400
                                            Detroit, MI 48226

Austin Kanter                               100 Galleria Office Centre #401                       2,365        0.00473%
                                            Southfield, MI 48034

Ellsworth and Janet Levine                  8315 Lincoln Drive                                    2,365        0.00473%
                                            Huntington Woods, MI 48043

Stanford Morris Revocable Trust, U/T/A      4210 N.W. 24th Way                                    2,365        0.00473%
dated July 10, 1980                         Boca Raton, FL 33431

Cecil G. Raitt                              28470 S. Harwich                                        394        0.00079%
                                            Farmington Hills, MI 48334

Gary Shapiro                                7001 Orchard Lake Road #200                           2,122        0.00425%
                                            West Bloomfield, MI 48322

The Harry Shapiro Revocable Trust           4786 Tara Court                                       4,487        0.00898%
under agreement dated January 3, 1990,      West Bloomfield, MI 48323
as amended

Richard Silverman                           7111 Lindenmere                                       2,365        0.00473%
                                            Bloomfield Hills, MI 48301

Lawrence K. Snider                          1320 N. State Parkway                                   394        0.00079%
                                            Chicago, IL 60610

Gerald Timmis                               4733 West Wickford                                    1,182        0.00237%
                                            Bloomfield Hills, MI 48302

Arthur A. Weiss                             One Woodward Avenue                                     394        0.00079%
                                            Suite 2400
                                            Detroit, MI 48226

Eleanor Thal Wolf, Trustee of the           1896 Pine Ridge Court                                 2,365        0.00473%
Eleanor Thal Wolf Revocable Living Trust    Bloomfield Hills, MI 48302
U/A/D dated January 15, 1991
___________________________________________________________

BAYBERRY PLACE 9/29/00

John K. Rye                                 300 East Long Lake Road                              83,222        0.16658%
                                            Suite 180
                                            Bloomfield Hills, MI 48304
___________________________________________________________

CYPRESS PLACE  12/27/00

Deborah M. Allen                            1171 Drewsbury Court                                  2,131        0.00427%
                                            Smyrna, GA 30080

Seymour Bagan Trust                         4220 W. Chase Avenue                                  6,443        0.01290%
                                            Lincolnwood, IL 60712

Bank One Trust Company, NA                  P.O. Box 37                                           8,738        0.01749%
 as  Trustee of the  Anthony  J.  DelBianco Westerville, OH 43086-0037
Trust

Bernard Ecker Trust dated 10/24/01          Beverly Shapiro, Trustee                              5,155        0.01032%
                                            38304 N. North Shore Avenue
                                            Beach Park, IL 60087

Estate of Irving M. Friedman                Abigail Friedman, Executor                            4,123        0.00825%
                                            5519 Hyde Park Blvd.
                                            Chicago, IL 60637

Martin L. Gecht                             1110 N. Lakeshore Drive #37                          13,287        0.02660%
                                            Chicago, IL 60611-1054

Robert D. Gecht                             852 W. George                                         1,031        0.00206%
                                            Chicago, IL 60657

Gail Goldstein                              1111 Crofton                                          1,288        0.00258%
                                            Highland Park, IL60035

Esther Steinback Kane                       4300 North Ocean Blvd.                                4,795        0.00960%
                                            Apartment 17N
                                            Ft. Lauderdale, FL 33308

Harold A. Katz                              1180 Terrace Ct.                                      4,123        0.00825%
                                            Glencoe, IL 60022

Leibow Trust A Limited Partnership          2142 Magnolia Lane                                    4,639        0.00929%
                                            Highland Park, IL  60035

Carol Linch                                 284 Hastings Road                                     1,288        0.00258%
                                            Highland Park, IL 60035

Miriam Lutwak Revocable Trust               1764 Lake Avenue                                      2,577        0.00516%
                                            Highland Park, IL 60035

Sonia D. Nathan                             10155 Collins Avenue #206                             5,155        0.01032%
                                            Bal Harbour, FL 33154

Gladys Newman                               4001 Hillcrest Drive                                  2,577        0.00516%
                                            Apartment 417
                                            Hollywood, FL 33021

Lawrence Perlman                            180 E. Pearson Street                                 2,320        0.00464%
                                            Apartment 4106
                                            Chicago, IL 60611

Jerome Schur, Trustee                       2416 Meadow Drive South                               1,031        0.00206%
                                            Wilmette, IL 60091

Manford Steinfeld                           10-124 Merchandise Mart                               2,320        0.00464%
                                            Chicago, IL 60654

Bernard R. Wolf                             3504 Lakeview Drive                                   2,763        0.00553%
                                            Hazelcrest, IL 60429

Jonathan C. Wolf                            427 Madison Street                                    2,131        0.00427%
                                            Chelsea, MI 48118
___________________________________________________________

WOODHOLME  3/20/01

Edward Lederberg                            3030 Grand Bay Blvd                                  20,470        0.04097%
                                            Apartment 341
                                            Long Boat Key, Florida 34228

Jacob Lehrman Testamentary Trust            SunTrust Banks, Inc.                                 10,235        0.02049%
  "A" Fbo Isabelle Scott                    Closely Held Business
                                            P.O. Box 85144
                                            Richmond, VA 23285-5144

Jacob Lehrman Testamentary Trust            SunTrust Banks, Inc.                                 10,235        0.02049%
  "B" Fbo Heidi L. Berry                    Closely Held Business
                                            P.O. Box 85144
                                            Richmond, VA 23285-5144

Jacob Lehrman Testamentary Trust            SunTrust Banks, Inc.                                 10,235        0.02049%
  "C" Fbo Samuel M. Lehrman                 Closely Held Business
                                            P.O. Box 85144
                                            Richmond, VA 23285-5144

Jacob Lehrman Testamentary Trust            SunTrust Banks, Inc.                                 10,235        0.02049%
  "D" Fbo Robert F. Lehrman                 Closely Held Business
                                            P.O. Box 85144
                                            Richmond, VA 23285-5144

Charles P. Liff Revocable Trust             c/o Edward Lederberg, Trustee                        20,470        0.04097%
                                            6113 Clearwood Road
                                            Bethesda, MD 20817
___________________________________________________________

VIRGINIA VILLAGE  6/1/01

Brown Family Partnership                    Donald Brown and/or Ann Brown                        22,737        0.04551%
                                            c/o The JBG Companies
                                            4445 Willard Avenue, Suite 400
                                            Chevy Chase, MD 20815

Melvin R. Clayman Revocable Trust           16584 Ironwood Drive                                127,932        0.25607%
                                            Delray Beach, FL 33445

Clayman Family, LLC                         Richard Silbert, Manager                              6,011        0.01203%
                                            200A Monroe Street, Suite 205
                                            Rockville, MD 20850

Frances and Richard Silbert                 14103 Marian Drive                                   60,961        0.12202%
                                            Rockville, MD 20850

Michael and Elaine Clayman                  1440 Church Street NW #504                           47,657        0.09539%
                                            Washington, DC 20005

Joseph Gildenhorn                           2030 24th Street, NW                                 22,737        0.04551%
                                            Washington, DC 20008

Jerome W. Keyes, Jr.                        3835 Camelrock View                                   8,021        0.01606%
                                            Colorado Springs, CO 80904-1038

The Dale and Linda Kerns Living Trust       8658 Pine Stake Road                                 24,043        0.04813%
  Dated April 21, 2000                      Rhoadesville, VA 22542

Jerome W. and Barbara D. Keyes, Jr.         3835 Camelrock View                                   8,021        0.01606%
                                            Colorado Springs, CO 80904-1038

Sharon Keyes Skaggs                         238 Castle Pines Drive                               24,043        0.04813%
                                            Kerrville, TX  78028

J. Webb, Inc.                               7857 Heritage Drive                                  31,026        0.06210%
                                            Suite 300
                                            Annandale, VA 22003

Shauna M. and Raymond Wertheim              7008 Fawn Trail Ct.                                   4,560        0.00913%
                                            Bethesda, MD 20817

___________________________________________________________

CIDER MILL 9/27/02

Robert H. Braunohler                        c/o Louis Dreyfus Property Group                     50,419        0.10092%
                                            2001 K Street, NW
                                            Suite 202
                                            Washington, DC 20006

Donald A. Brown                             4445 Willard Avenue                                  54,420        0.10893%
                                            Suite 400
                                            Chevy Chase, MD 20815

Gildenhorn Holdings, LLC                    c/o The JBG Companies                                54,420        0.10893%
                                            4445 Willard Avenue
                                            Suite 400
                                            Chevy Chase, MD 20815

Michael J. Glosserman                       c/o The JBG Companies                                54,419        0.10893%
                                            4445 Willard Avenue
                                            Suite 400
                                            Chevy Chase, MD 20815

Benjamin R. Jacobs                          c/o The JBG Companies                                54,420        0.10893%
                                            4445 Willard Avenue
                                            Suite 400

Lewis Rumford, III                          5020 Macomb Street, NW                               54,419        0.10893%
                                            Washington, DC 20016
___________________________________________________________

EDTECH, INC.  11/24/03

Edtech, Inc.                                Edtech, Inc.                                         60,000        0.12010%
                                            349 West Commercial Street
                                            Suite 2990
                                            East Rochester, NY 14445
___________________________________________________________

UN CHATHAM  1/30/04

2004 Umbach Family Trust                    2004 Umbach Family Trust                            205,217        0.41077%
                                            Edward Toptani, Trustee
                                            127 East 59th Street, 3rd Floor
                                            New York, NY 10022

Jose Nodar                                  Jose Nodar                                           98,795        0.19775%
                                            26 Daniel Court
                                            Woodcliff Lake, New Jersey 07677
___________________________________________________________

HACKENSACK GARDENS 3/1/05

John R. Benvent                             19 Sherwood Drive                                   102,947        0.20606%
                                            Mountain Lakes, NJ 07046

Nancy B. Hall                               30 Cedar Trail
                                            East Hampton, NY 11937                              100,909        0.20198%
___________________________________________________________

BARRINGTON GARDENS 3/1/05

Leonard Solondz                             15 Bleeker Street                                       265        0.00053%
                                            Suite 201
                                            P.O. Box 661
                                            Milburn, NJ 07041-0661

Lori Solondz                                15 Bleeker Street                                       265        0.00053%
                                            Suite 201
                                            P.O. Box 661
                                            Milburn, NJ 07041-0661

Marc Solondz                                214 Fernwood Avenue                                     265        0.00053%
                                            Upper Montclair, NJ 07043

Todd Solondz                                15 Bleeker Street                                       265        0.00053%
                                            Suite 201
                                            P.O. Box 661
                                            Milburn, NJ 07041-0661

                                                                                   -------------------------------------
TOTAL UNITS/INTERESTS                                                                    49,959,023.899         100.00%